UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

MAY 15, 2025
Date of Report (date of earliest event reported)
Beyond, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-41850	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

433 W. Ascension Way, 3rd Floor
Murray, Utah 84123
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BYON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 8, 2025, the Board of Directors (the “Board”) of Beyond, Inc. (the “Company”), upon recommendation by the Board’s Compensation Committee, approved an amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan (the “Prior 2005 Plan”) to increase the individual award limits for purposes of the issuance of the awards granted to Marcus A. Lemonis, the Company’s Executive Chairman, on March 10, 2025 that exceed such limits, subject to stockholder approval of such amendment at the Company’s annual meeting of stockholders to be held in 2025 (the “2005 Plan Award Limit Amendment”).

On May 15, 2025, the Company held its 2025 annual meeting of stockholders (the “Annual Meeting”), at which the stockholders approved the 2005 Plan Award Limit Amendment.

A detailed description of the 2005 Plan Award Limit Amendment was set forth in Proposal 5 in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2025 (the “Proxy Statement”), which description is incorporated herein by reference and is qualified in its entirety by reference to the Amendment to the Amended and Restated Beyond, Inc. 2005 Equity Incentive Plan filed herewith as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 15, 2025. There were 55,220,939 shares of stock outstanding eligible to be voted at the Annual Meeting, of which 38,910,257 shares of stock were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which are described in detail in the Proxy Statement.

Proposal 1 - Election of Directors

The election of the individuals named below as members of the Board of Directors, to serve for a term of one year ending at the 2026 annual meeting of stockholders and until such person’s respective successor has been duly elected and qualified or until such person’s earlier death, resignation, or removal, was approved by the following vote:

Name	For	Withheld	Broker Non-Votes
Marcus A. Lemonis	20,734,914	863,874	17,311,469
Joanna C. Burkey	16,953,321	4,645,467	17,311,469
Barclay F. Corbus	15,481,525	6,117,263	17,311,469
William B. Nettles, Jr.	20,677,412	921,376	17,311,469
Debra G. Perelman	20,613,500	985,288	17,311,469
Dr. Robert J. Shapiro	20,521,959	1,076,829	17,311,469
Joseph J. Tabacco, Jr.	16,628,927	4,969,861	17,311,469

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
33,946,304	4,066,361	897,592	0

Proposal 3 – Say on Pay Vote

The approval, on an advisory (non-binding) basis, of the compensation paid by the Company to its named executive officers (the “Say on Pay Vote”), was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
14,762,976	6,659,358	176,454	17,311,469

Proposal 4 – Amendment and Restatement of the Amended and Restated 2005 Equity Incentive Plan

The approval of an amendment and restatement of the Company’s Amended and Restated 2005 Equity Incentive Plan was not approved:

For	Against	Abstain	Broker Non-Votes
11,104,169	9,668,750	825,869	17,311,469

Proposal 5 – 2005 Plan Award Limit Amendment

The approval of an amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan to increase the individual award limits for purposes of the issuance of the portion of the awards granted to Marcus A. Lemonis, the Company’s Executive Chairman and Principal Executive Officer, on March 10, 2025 that exceeded such limits was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
14,502,346	6,917,810	178,632	17,311,469

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Amendment to the Amended and Restated Beyond, Inc. 2005 Equity Incentive Plan
104	The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND, INC.

By:	/s/ Melissa Smith
Melissa Smith
General Counsel and Corporate Secretary
Date:	May 21, 2025

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